UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Earliest Event Reported: May 9, 2023

ARRAY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39613	83-2747826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3901 Midway Place NE
Albuquerque, New Mexico 87109
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (505) 881-7567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	ARRY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On May 9, 2023, Array Technologies, Inc. (the “Company”) issued a press release setting forth its financial results for the quarter ended March 31, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. The information included in Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 7.01 Regulation FD Disclosure

On May 9, 2023, at 5:00 p.m. Eastern Time, the Company will make a presentation about its first quarter 2023 earnings as noted in the press release described in Item 2.02 above. A copy of the presentation slides is attached hereto as Exhibit 99.2. Additionally, the Company has posted the presentation on its website at www.arraytechinc.com. The information furnished pursuant to Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Title or Description

99.1	Press Release of Array Technologies, Inc., dated May 9, 2023
99.2	Investor Presentation of Array Technologies, Inc., dated May 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Array Technologies, Inc.

Date: May 9, 2023	By:	/s/ Tyson Hottinger
Name: Tyson Hottinger
Title: Chief Legal Officer